Subsequent Events	12 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 – SUBSEQUENT EVENTS

On October 2, 2013 the Company issued a convertible note to a related party for $20,000. The note bears interest at 8%, is convertible into common stock of the Company, at a 25% discount to the three days average bid price on the three days prior to the date of conversion and matures within a year.

On October 29, 2013 the Company issued a convertible note to a related party for $100,000. The note bears interest at 10%, is convertible into common stock of the Company, at a 25% discount to the three days average bid price on the three days prior to the date of conversion and matures within a year.

On November 5, 2013 the Company changed the name to Here To Serve Holding Corp. Here To Serve is a Waste Management Company and Software as a Service (SaaS) platform provider that creates mobile and cloud based platforms and applications for industries ranging from law enforcement and municipalities to entertainment and B2B enterprises. Its products includes; Interactive Defense SystemTM, for law enforcement and other municipal departments; cConnectsTM, for efficient communication and fleet/asset management using mobile and web based portals; and FargoTubeTM (http://www.fargotube.com), a scalable and mobile platform for online distribution and social networking of entertainment professionals and their content.

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to September 30, 2013 through the date these financial statements were issued and has determined that it does not have any material subsequent events to disclose in these financial statements other than the events described above.